FUNDVANTAGE TRUST

(THE “TRUST”)

COMPAK DYNAMIC ASSET ALLOCATION FUND
(THE “FUND”)

Supplement dated June 15, 2012 to the Prospectus and
Statement of Additional Information (“SAI”) for the Fund dated July 1, 2011

The information in this Supplement contains new and additional information beyond that in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The paragraph immediately following the heading “Distributions” in the Prospectus is deleted and replaced in its entirety with the following:

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually.  The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.  The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

The paragraph immediately following the heading “Dividends” in the SAI is deleted and replaced in its entirety with the following:

The Fund intends to distribute substantially all of its net investment income, if any.  Dividends from such net investment income are declared and paid annually to the shareholders.  Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE